UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2015

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

A copy of the investor presentation referred to in Item 8.01 below is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events

On July 13, 2015, Willis Group Holdings plc made available an investor presentation in connection with its previously announced proposed merger transaction with Towers Watson & Co.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished as part of this Report.

Exhibit Number	Description

99.1	Investor Presentation, dated July 13, 2015

Responsibility Statement

The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Important Information About the Transaction and Where to Find It

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Willis plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following:

WILLIS	TOWERS WATSON

200 Liberty Street, 7th Floor New York, NY 10281-1003 Attention: Investor Relations	901 N. Glebe Road Arlington, VA 22203 Attention: Investor Relations
(212) 915-8084	(703) 258-8000

investor.relations@willis.com	investor.relations@towerswatson.com

Participants in the Solicitation

Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

Forward Looking Statements

This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Willis or Towers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2015	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
	Name:	Matthew Furman
	Title:	Group General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation, dated July 13, 2015

5